Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C.
SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Tanger Inc. (the "Company") for the period ended June 30, 2025 (the "Report"), the undersigned, principal executive officer of the Company, hereby certifies, to such officer's knowledge, that:

(i)    the Report fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 6, 2025	/s/ Stephen J. Yalof
Stephen J. Yalof President and Chief Executive Officer Tanger Inc.